UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 27, 2014

Date of Report (Date of earliest event reported)

Commission File No. 0-14225

EXAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	94-1741481
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

48720 Kato Road, Fremont, CA 94538

(Address of principal executive offices, zip code)

(510) 668-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Bridge Credit Facility to Support Tender Offer

As previously announced, on April 26, 2014, Image Sub Limited, a Cayman Islands exempted company (“Sub”), entered into a Merger Agreement (the “Merger Agreement”) with Integrated Memory Logic Limited, a Cayman Islands exempted company (“iML”), and a Tender Agreement with certain shareholders of iML (the “Tender Agreement”). Also on April 26, 2014, Exar Corporation, a Delaware corporation (“Exar”) entered into a Parent Agreement with iML (the “Parent Agreement”) and a Guarantee Agreement with certain shareholders of iML (the “Tender Agreement Guarantee”). Sub is a wholly owned subsidiary of Exar. Pursuant to the Merger Agreement, Sub commenced a tender offer (the “Offer”) to acquire all of the outstanding ordinary shares of iML (the “Shares”) at a price of NT$91.00 per Share in cash.

On May 29, 2014, Sub completed the Offer. 68,319,091 Shares (the “Accepted Shares”) were validly tendered in the Offer, representing approximately 92% of iML’s outstanding Shares. The persons from whom the Accepted Shares were acquired were the shareholders of iML. Sub will pay an aggregate purchase price of NT$6,217,037,281 to iML shareholders for the tendered Shares.

On May 27, 2014 (the “Initial Funding Date”), Exar entered into a bridge credit agreement (the “Credit Agreement”) with the lenders party thereto (the “Lenders”), and Stifel Financial Corp., as Administrative Agent (the “Administrative Agent”). The Credit Agreement provides Exar with a bridge term loan credit facility in an aggregate principal amount of up to $90 million (the “Bridge Facility”). The proceeds of the Bridge Facility may be used to purchase the Shares in connection with the Offer and the acquisition of iML and to pay related fees and expenses. Exar may draw on the Bridge Facility up to 3 times until the earliest to occur of (a) the date that is 200 days following the first date on which all conditions precedent to the Offer have been satisfied and the Offer has been consummated in accordance with the Merger Agreement, the Tender Agreement and the other documents related to the acquisition of iML (the “Tender Effective Date”), (b) the date on which the merger of Sub into iML (the “Merger”) is consummated pursuant to the Merger Agreement and (c) the date on which the Lenders’ commitments to advance funds to Exar otherwise terminates in accordance with the Credit Agreement. As of the date hereof, Exar has drawn $65 million under the Bridge Facility.

The loans made under the Bridge Facility mature on the earliest to occur of (a) the date that is 30 days after the consummation of the Merger, (b) if the Merger has not occurred, the date that is 210 days following the Tender Effective Date and (c) the date on which the loans made pursuant to the Bridge Facility are declared due or otherwise become due and payable pursuant to the Credit Agreement. The Credit Agreement also requires that the loans made under the Bridge Facility be prepaid within 2 business days of Exar’s actual receipt of unrestricted cash and cash equivalents of iML.

Interest on loans made under the Bridge Facility accrues, at Exar’s option, at a rate per annum equal to (1) the Base Rate (as defined below) plus (a) during the first 90 days following the Initial Funding Date, 7.5% and (b) thereafter, 8.5% or (2) 1-month LIBOR plus (a) during the first 90 days following the Initial Funding Date, 8.5% and (b) thereafter, 9.5%. The “Base Rate” is equal to, for any day, a rate per annum equal to the highest of (a) the prime rate in effect on such day, (b) the federal funds effective rate in effect on such day plus 0.50%, and (c) 1 month LIBOR plus 1.00%. The Base Rate is subject to a floor of 2.5%, and LIBOR is subject to a floor of 1.5%.

All obligations of Exar under the Credit Agreement are unconditionally guaranteed by Exar’s wholly-owned U.S. subsidiaries and by Image Sub Limited (the “Guarantors”) under the Guarantee and Collateral Agreement that was entered into by Exar, the Guarantors and the Administrative Agent on the Initial Funding Date (the “Guarantee and Collateral Agreement”). Pursuant to the Guarantee and Collateral Agreement, the obligations of Exar and the Guarantors under the Credit Agreement and the related guaranties are secured by a first priority security interest in substantially all of the assets of Exar and the Guarantors, except that the collateral excludes (a) the Shares until the Shares are removed from the Taiwan Depository & Clearing Corporation’s book-entry system and (b) certain other specified assets of Exar and the Guarantors.

The Credit Agreement contains certain mandatory prepayments, representations and warranties, affirmative covenants, negative covenants and conditions that are customarily required for similar financings. The Credit Agreement contains customary events of default including, but not limited to, the failure to make payments of interest or principal under the Credit Agreement, the failure to comply with the covenants and agreements specified in the Credit Agreement, the failure to pay principal on certain other indebtedness, the acceleration of such other indebtedness and certain events of insolvency. If any event of default occurs, the principal, interest and any other monetary obligations on all the then outstanding amounts under the Credit Agreement may become due and payable immediately.

The foregoing summary of each of the Merger Agreement, the Tender Agreement, the Parent Agreement, the Tender Agreement Guarantee and the Credit Agreement (and the Guarantee and Collateral Agreement) does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, the Tender Agreement, the Parent Agreement, the Tender Agreement Guarantee and the Credit Agreement (and the Guarantee and Collateral Agreement), a copy of which is included as Exhibits 2.1, 2.2, 10.2, 10.3 and 10.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The entirety of Item 1.01 of this Current Report on Form 8-K, including without limitation the description of the acquisition by Sub of the Accepted Shares and the price and aggregate amount paid for the Accepted Shares, and the descriptions of the Merger Agreement, the Tender Agreement, the Parent Agreement, the Tender Guarantee Agreement and the Credit Agreement (including the Guarantee and Collateral Agreement), is incorporated into this Item 2.01 of this Current Report on Form 8-K by reference as if fully restated herein.

Pursuant to the terms and conditions set forth in the Merger Agreement, Sub intends to conduct a second-step merger in which Sub will merge with and into iML, and the remaining outstanding Shares will be converted into the right to receive NT$91.00 per Share in cash. When complete, the gross transaction value is currently estimated to be NT$6.8 billion (approximately US$224), or NT$2.8 billion (approximately US$92 million), net of cash acquired.

Exar financed the acquisition of the Shares with a combination of cash on hand and borrowings under the Credit Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures required by this Item 2.03 of this Current Report on Form 8-K are contained in Item 1.01 of this Current Report on Form 8-K, above, and are incorporated herein by reference as if fully restated herein.

Item 8.01 Other Events.

On May 29, 2014, Exar issued a press release relating to the consummation of the Offer. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The press release contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in the press release.

Item 9.01 Financial Statements and Exhibits.

(a)-(b)      All financial information required by this Item 9.01 of this Current Report on Form 8-K in connection with the Offer and the acquisition of the Shares will be filed by amendment to this Current Report on Form 8-K within seventy-one (71) calendar days from the date that this Current Report on Form 8-K must be filed.

(d)      Exhibits.

Exhibit No.	Description
2.1	Form of Merger Agreement (incorporated by reference to Exhibit 2.1 to Exar’s Form 8-K filed on April 26, 2014)
2.2	Form of Tender Agreement (incorporated by reference to Exhibit 2.2 to Exar’s Form 8-K filed on April 26, 2014)
10.1	Bridge Credit Agreement, dated May 27, 2014 (including the Guarantee and Collateral Agreement)
10.2	Form of Parent Agreement (incorporated by reference to Exhibit 10.1 to Exar’s Form 8-K filed on April 26, 2014)
10.3	Form of Tender Agreement Guaranty (incorporated by reference to Exhibit 10.2 to Exar’s Form 8-K filed on April 26, 2014)
99.1	Press Release dated May 29, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXAR CORPORATION
(Registrant)

Date: May 30, 2014	/s/ Ryan A. Benton
Ryan A. Benton
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Exhibit Index

Exhibit No.	Description
2.1	Form of Merger Agreement (incorporated by reference to Exhibit 2.1 to Exar’s Form 8-K filed on April 26, 2014)
2.2	Form of Tender Agreement (incorporated by reference to Exhibit 2.2 to Exar’s Form 8-K filed on April 26, 2014)
10.1	Bridge Credit Agreement, dated May 27, 2014 (including the Guarantee and Collateral Agreement)
10.2	Form of Parent Agreement (incorporated by reference to Exhibit 10.1 to Exar’s Form 8-K filed on April 26, 2014)
10.3	Form of Tender Agreement Guaranty (incorporated by reference to Exhibit 10.2 to Exar’s Form 8-K filed on April 26, 2014)
99.1	Press Release dated May 29, 2014